Reserves	12 Months Ended
Dec. 31, 2020
Disclosure Of Reserves Within Equity [Abstract]
Reserves

27. RESERVES

The amounts of the Group’s reserves and the movements therein for the current and prior years are presented in the consolidated statement of changes in equity on page F-5 of the consolidated financial statements.

The foreign currency translation reserve comprises all foreign exchange differences arising from the translation of the financial statements of operations with a functional currency other than US$.

Under PRC laws and regulations, there are restrictions on the Company’s PRC subsidiaries with respect to transferring certain of their net assets to the Company either in the form of dividends, loans, or advances. Amounts of net assets restricted include paid in capital and statutory reserve funds of the Company’s PRC subsidiary and the net assets, totaling US$26.0 million and US$24.0 million as at December 31, 2020 and 2019, respectively.